EXHIBIT 99.1

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The accompanying unaudited pro forma condensed consolidated financial statements of Ambassadors Group, Inc. and subsidiaries (the “Company”) were derived from the Company’s historical consolidated financial statements.  The unaudited pro forma balance sheet as of June 30, 2014, was adjusted to reflect the disposition of its educational website business www.bookrags.com (“BookRags”) on September 5, 2014, as though the disposition occurred on June 30, 2014.  The unaudited pro forma condensed consolidated statements of operations for the six months ended June 30, 2014 and 2013, and for the years ended December 31, 2013 and 2012, include pro forma adjustments that reflect the disposition of BookRags.  These financial statements were prepared as though the disposition occurred at the beginning of each period presented.

The unaudited pro forma condensed consolidated financial statements are furnished for informational purposes only and do not purport to reflect the Company’s financial position and results of operations had the dispositions occurred on the dates as indicated above. Further, these financial statements are not necessarily indicative of the Company’s future financial position and future results of operations and should be read in conjunction with the historical financial statements of the Company included in its Annual Report on Form 10-K for the year ended December 31, 2013, and its Quarterly Report on Form 10-Q for the six months ended June 30, 2014.

AMBASSADORS GROUP, INC.
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED)
As of June 30, 2014
(in thousands, except share data)

	As Reported	Pro Forma Adjustments		Pro Forma
Assets
Current assets:
Cash and cash equivalents	$10,412	$4,577	(a,b)	$14,989
Available-for-sale securities	47,088	-		47,088
Foreign currency exchange contracts	60	-		60
Prepaid program cost and expenses	17,918	(8)	(b)	17,910
Accounts receivable	1,421	(57)	(b)	1,364
Deferred tax assets	-	-		-
Total current assets	76,899	4,512		81,411
Property and equipment, net	14,633	(803)	(b)	13,830
Available-for-sale securities	729	-		729
Intangibles	3,462	(3,462)	(b)	-
Goodwill	70	-		70
Other long-term assets	85	400	(a)	485
Total assets	$95,878	$647		$96,525

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable and accrued expenses	$7,145	$895	(b,c)	$8,040
Participants’ deposits	41,043	-		41,043
Deferred tax liabilities	77	-		77
Other liabilities	103	-		103
Total current liabilities	48,368	895		49,263
Participants’ deposits	1,822	-		1,822
Deferred tax liabilities	19	-		19
Total liabilities	50,209	895		51,104
Preferred stock, $.01 par value; 2,000,000 shares authorized; none issued and outstanding	-	-		-
Common stock, $.01 par value; 50,000,000 shares authorized; 17,038,508 and 17,040,724 shares issued and outstanding, respectively	170	-		170
Additional paid-in capital	1,284	-		1,284
Retained earnings	44,140	(248)	(d)	43,892
Accumulated other comprehensive gain (loss)	75	-		75
Stockholders’ equity	45,669	(248)		45,421
Total liabilities and stockholders’ equity	$95,878	$647		$96,525

See notes to the unaudited pro forma condensed consolidated financial statements.

AMBASSADORS GROUP, INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
For the six months ended June 30, 2014
(in thousands, except per share amounts)

	As Reported	Disposition		Pro Forma
Net revenue, non-directly delivered programs	$18,208	$-		$18,208
Gross revenue, directly delivered programs	3,838	-		3,838
Internet content and advertising revenue	2,063	(2,063)	(e)	-
Total revenue	24,109	(2,063)		22,046
Cost of sales, directly delivered programs	2,443	-		2,443
Cost of sales, internet content and advertising	250	(250)	(e)	-
Cost of sales, program merchandise markdown	554	-		554
Gross margin	20,862	(1,813)		19,049

Operating expenses:
Selling and marketing	13,152	(653)	(e)	12,499
General and administration	6,650	(422)	(e)	6,228
Restructuring costs	11,772	(10,233)	(e)	1,539
Asset impairments	2,000	-		2,000
Total operating expenses	33,574	(11,308)		22,266

Operating loss	(12,712)	9,495		(3,217)

Other income (expense):
Interest and dividend income	273	-		273
Foreign currency and other income	8	-		8
Total other income	281	-		281
Loss before income tax benefit	(12,431)	9,495		(2,936)
Income tax benefit/provision	695	(954)	(e)	(259)
Net loss	$(11,736)	$8,541		$(3,195)

Weighted average shares outstanding – basic	16,789	16,789		16,789
Weighted average shares outstanding – diluted	16,789	16,789		16,789

Net loss per share — basic	$(0.70)	$0.51		$(0.19)
Net loss per share — diluted	$(0.70)	$0.51		$(0.19)

See notes to the unaudited pro forma condensed consolidated financial statements.

AMBASSADORS GROUP, INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
For the six months ended June 30, 2013
(in thousands, except per share amounts)

	As Reported	Disposition		Pro Forma
Net revenue, non-directly delivered programs	$21,183	$-		$21,183
Gross revenue, directly delivered programs	4,164	-		4,164
Internet content and advertising revenue	2,028	(2,028)	(e)	-
Total revenue	27,375	(2,028)		25,347
Cost of sales, directly delivered programs	2,925	-		2,925
Cost of sales, internet content and advertising	255	(255)	(e)	-
Gross margin	24,195	(1,773)		22,422

Operating expenses:
Selling and marketing	15,842	(791)	(e)	15,051
General and administration	8,604	(273)	(e)	8,331
Total operating expenses	24,446	(1,064)		23,382

Operating loss/income	(251)	(709)		(960)

Other income (expense):
Interest and dividend income	287	-		287
Foreign currency and other income	21	-		21
Total other income	308	-		308
Income/loss before income tax provision	57	(709)		(652)
Income tax provision	(24)	289	(e)	265
Net income	$33	$(420)		$(387)

Weighted average shares outstanding – basic	16,980	16,980		16,980
Weighted average shares outstanding – diluted	16,980	16,980		16,980

Net income per share — basic	$-	$(0.02)		$(0.02)
Net income per share — diluted	$-	$(0.02)		$(0.02)

See notes to the unaudited pro forma condensed consolidated financial statements.

AMBASSADORS GROUP, INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
For the twelve months ended December 31, 2013
(in thousands, except per share amounts)

	As Reported	Disposition		Pro Forma
Net revenue, non-directly delivered programs	$36,752	$-		$36,752
Gross revenue, directly delivered programs	10,468	-		10,468
Internet content and advertising revenue	3,975	(3,975)	(e)	-
Total revenue	51,195	(3,975)		47,220
Cost of sales, directly delivered programs	7,046	-		7,046
Cost of sales, internet content and advertising	513	(513)		-
Gross margin	43,636	(3,462)		40,174

Operating expenses:
Selling and marketing	32,318	(1,499)	(e)	30,819
General and administration	14,423	(661)	(e)	13,762
Restructuring costs	2,212	-		2,212
Asset impairments	6,466	-		6,466
Total operating expenses	55,419	(2,160)		53,259

Operating income/loss	(11,783)	(1,302)		(13,085)

Other income (expense):
Interest and dividend income	532	-		532
Foreign currency and other income	23	-		23
Total other income	555	-		555
Income/loss before income tax provision/benefit	(11,228)	(1,302)		(12,530)
Income tax provision/benefit	4,151	468	(e)	4,619
Net income/loss	$(7,077)	$(834)		$(7,911)

Weighted average shares outstanding – basic	16,713	16,713		16,713
Weighted average shares outstanding – diluted	16,713	16,713		16,713

Net income/loss per share — basic	$(0.42)	$(0.05)		$(0.47)
Net income/loss per share — diluted	$(0.42)	$(0.05)		$(0.47)

See notes to the unaudited pro forma condensed consolidated financial statements.

AMBASSADORS GROUP, INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
For the twelve months ended December 31, 2012
(in thousands, except per share amounts)

	As Reported	Disposition		Pro Forma
Net revenue, non-directly delivered programs	$44,837	$-		$44,837
Gross revenue, directly delivered programs	9,008	-		9,008
Internet content and advertising revenue	4,207	(4,207)	(e)	-
Total revenue	58,052	(4,207)		53,845
Cost of sales, directly delivered programs	6,107	-		6,107
Cost of sales, internet content and advertising	554	(554)		-
Gross margin	51,391	(3,653)		47,738

Operating expenses:
Selling and marketing	34,845	(1,461)	(e)	33,384
General and administration	16,224	(865)	(e)	15,359
Total operating expenses	51,069	(2,326)		48,743

Operating income	322	(1,327)		(1,005)

Other income (expense):
Interest and dividend income	1,730	(60)	(e)	1,670
Foreign currency and other income	(13)	-		(13)
Total other income (expense)	1,717	(60)		1,657
Income before income tax provision	2,039	(1,387)		652
Income tax provision	(295)	487	(e)	192
Net income	$1,744	$(900)		$844

Weighted average shares outstanding – basic	17,530	17,530		17,530
Weighted average shares outstanding – diluted	17,530	17,530		17,530

Net income per share — basic	$0.10	$(0.05)		$0.05
Net income per share — diluted	$0.10	$(0.05)		$0.05

See notes to the unaudited pro forma condensed consolidated financial statements.

AMBASSADORS GROUP, INC.
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

1. Unaudited Pro Forma Condensed Consolidated Balance Sheet

(a) The cash adjustment amount consists of gross proceeds of $5.0 million received from the sale of BookRags on September 5, 2014, less the $0.4 million held in escrow to secure the Company’s indemnification obligations under the Stock Purchase Agreement.  The Escrow receivable is included in other long-term assets.
(b) The assets and liabilities of BookRags assumed by the acquier.
(c) Other accrued expense adjustment includes $1.0 million for estimated costs related to the sale of BookRags including severance, investment bank and legal fees, less liabilities assumed by GradeSaver LLC.
(d) Stockholders’ equity was adjusted as a result of adjustments (a) through (c), and represents the anticipated loss on sale to be recorded during the third quarter of 2014.

2. Pro Forma Condensed Consolidated Statement of Operations (e) To remove the operating results of BookRags as if sold at the beginning of each period presented.